UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 19, 2007

                              CDSS WIND DOWN INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                  000-33491                   75-2873882
     (State of other       (Commission File Number)         (IRS employer
     jurisdiction of                                   identification number)
      incorporation)

                TWO LINCOLN CENTRE, 5420 LBJ FREEWAY, SUITE 1600
                       DALLAS, TEXAS                75240
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (214) 520-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

CDSS Wind Down Inc. and Teachers Insurance and Annuity Association of America, for the benefit of its Real Estate Account, as successor to Metropolitan Life Insurance Company ("Teachers"), entered into Lease Termination Agreement to terminate CDSS' office lease, in exchange for a payment of $500,000 from CDSS to Teachers and the use of CDSS' security deposit to pay June 2007 rent. CDSS received the fully-executed agreement on June 19, 2007 from Teachers. There are no other material relationships between CDSS and Teachers.

This agreement is included as Exhibit 10.1 to this Report and the foregoing description is qualified in its entirety by reference to the exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits. The following exhibit is filed as part of this report:

10.1 Lease Termination Agreement between CDSS Wind Down Inc. and Teachers Insurance and Annuity Association of America, dated as of June 14, 2007.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citadel Security Software Inc. (Registrant)


By: /s/ STEVEN B. SOLOMON
     Steven B. Solomon
     Chief Executive Officer

Dated as of June 20, 2007